[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                             MASTER NOTE (EURODOLLAR/PRIME RATE)
--------------------------------------------------------------------------------


$2,000,000                                                   DATE:   MAY 8, 2001

         FOR VALUE RECEIVED, the undersigned, a Delaware corporation, promises to pay to the order of EUROPEAN AMERICAN BANK (the "Bank"), on or before January 31, 2002 (the "Maturity Date"), the sum of Two Million Dollars ($2,000,000), or, if less, the aggregate unpaid principal amount of all advances made by the Bank pursuant to the line of credit (each an "Advance" and collectively, the "Advances"), not to exceed an aggregate principal amount at any one time outstanding of Two Million Dollars ($2,000,000), available to the undersigned hereunder (the "Line") together with interest thereon as set forth herein.

         Each Advance hereunder which is a Eurodollar Advance (as defined below) shall bear interest on the unpaid principal amount thereof for the Interest Period applicable thereto at a rate per annum equal to the Reserve Adjusted Libor determined for each Interest Period therefor in accordance with the terms of this Note plus a margin of 150 basis points. Each Advance which is a Prime Rate Advance (as defined below) shall bear interest on the unpaid principal amount thereof from the date thereof until payment of such Prime Rate Advance in full at a fluctuating rate per annum equal to the Prime Rate. The undersigned shall notify the Bank not later than 12 noon three Business Days prior to each Advance hereunder which the undersigned requests to maintain at a rate of interest based on Reserve Adjusted Libor (a "Eurodollar Advance"), and not later than 12 noon on the date of each Advance which the undersigned requests to maintain at a rate of interest based on the Prime Rate (a "Prime Rate Advance"). All requests for Advances shall be irrevocable and shall be in the minimum amount of $25,000 with respect to each Prime Rate Advance and $100,000 with respect to each Eurodollar Advance. Each request by the undersigned for an Advance hereunder shall specify whether the requested Advance is a Eurodollar Advance or a Prime Rate Advance, the proposed date to fund the Advance, and if a Eurodollar Advance is requested, the Interest Period applicable thereto.

         Any Eurodollar Advance may be continued as a Eurodollar Advance upon expiration of an Interest Period with respect thereto by complying with the notice provisions contained in the definition of Interest Period; provided, however, that no Eurodollar Advance may be continued as such when any Event of Default or event which upon notice, passage of time or both would constitute an Event of Default has occurred and is continuing but shall be automatically converted to a Prime Rate Advance on the last date of the Interest Period in effect when the Bank is notified of such default or Event of Default.

         The undersigned may elect from time to time to convert outstanding Eurodollar Advances to Prime Rate Advances by giving the Bank at least three Business Days prior irrevocable notice of such election; provided that any conversion of a Eurodollar Advance may be made only on the last day of an Interest Period with respect thereto. The undersigned may elect from time to time to convert an outstanding Prime Rate Advance to a Eurodollar Advance by giving the Bank irrevocable written notice of such election not later than 12 noon, three Business Days prior to the date of the proposed conversion and further provided that (i) the conversion shall be in the minimum principal amount of $100,000 and (ii) no Event of Default or event upon notice, passage of time or both would constitute an Event of Default shall have occurred and be continuing. Notwithstanding the foregoing, no Advance may be converted to or continued as a Eurodollar Advance if the Interest Period would extend beyond the Maturity Date.

         Interest in respect of Prime Rate Advances shall be payable on the first day of each month commencing on the first such date to occur after the date the Advance is made, and on the Maturity Date. Interest in respect of Eurodollar Advances shall be payable on the last day of the Interest Period in respect thereof. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. All payments hereunder shall be payable in immediately available funds in lawful money of the United States. Any payment of principal of or interest payable hereunder which is not paid when due, whether at maturity, by acceleration, or otherwise, shall bear interest from the date due until paid in full at a rate per annum equal to three percent (3%) above the rate otherwise payable with respect thereto.

-------------
     This note provides that interest be paid monthly in respect of Prime Rate Advances and on the last day of an Interest Period in respect of Eurodollar Advances.

         All requests for advances shall be irrevocable and must be received by the Bank no later than 12:00 noon on the date of the proposed advance. The Bank may act without liability upon the basis of telephonic notice believed by the Bank in good faith to be from the undersigned. The undersigned shall immediately confirm to the Bank in writing each telephonic notice. All advances under the Line are at the Bank's sole and absolute discretion and the Bank, at its option and in its sole and absolute discretion and without notice to the undersigned, may decline to make any advance requested by the undersigned.

         Subject to the terms and conditions hereof and the terms and conditions set forth in any agreement in writing between the Bank and the undersigned, the undersigned may borrow, repay in whole or in part, and reborrow on a revolving basis, up to the maximum amount of the Line. Prime Rate Advances may be prepaid without premium or penalty together with accrued interest thereon to and including the date of prepayment. Eurodollar Advances may be prepaid without premium or penalty (except as provided in the next succeeding paragraph) together with accrued interest thereon to and including the date of prepayment, provided such prepayment date must be the last day of the then current Interest Period of such Advance. The Bank shall maintain its records to reflect the amount and date of each advance and of each payment of principal and interest thereon. All such records shall, absent manifest error, be conclusive as to the outstanding principal amount hereof; provided, however, that the failure to make any notation to the Bank's records shall not limit or otherwise affect the obligations of the undersigned to repay each advance made by the Bank, in accordance with the terms hereof.

         The undersigned agrees to indemnify the Bank and hold the Bank harmless from any loss or expense which the Bank may sustain or incur, including without limitation, interest or fees payable by the Bank to lenders of funds obtained by it in order to maintain a Eurodollar Advance hereunder, as a consequence of (a) default by the undersigned in payment of the principal amount of or interest on a Eurodollar Advance, (b) default by the undersigned in making any prepayment of a Eurodollar Advance after the undersigned gives notice in accordance with this Note and/or (c) the making of any payment of a Eurodollar Advance on a day which is not the last day of the then applicable Interest Period with respect thereto. When claiming indemnification under this paragraph, the Bank shall provide to the undersigned a statement explaining the amount of any such loss or expense which statement shall in the absence of manifest error be conclusive with respect to the undersigned. The indemnity obligations hereunder shall survive payment in full of the Note.

         As security for the payment of this Note, the undersigned grants to the Bank a right of setoff against, a continuing security interest in, and an assignment and pledge of all moneys, deposits (general or special), securities and other property of the undersigned and the proceeds thereof, now or hereafter held by the Bank on deposit, in safekeeping, in transit or otherwise, at any time credited by or due from the Bank to the undersigned, or in which the undersigned shall have an interest.

         Upon the occurrence and continuance of any of the following (each an "Event of Default"): (a) default in the payment when due of any amount hereunder; (b) filing by or against the undersigned of a petition commencing any proceeding under any bankruptcy, reorganization, rearrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect which is not stayed or dismissed within forty-five (45) days; (c) making by the undersigned of an assignment for the benefit of creditors; (d) petitioning or applying to any tribunal for the appointment of a custodian, receiver or trustee for the undersigned or for a substantial part of its assets; (e) death or incapacity of the undersigned (if an individual); (f) entry of any judgment or order of attachment, injunction or governmental tax lien or levy issued against the undersigned or against any property of the undersigned involving $1,000,000 or more in the aggregate; (g) intentionally omitted ; (h) default in the punctual payment or performance of this or any other obligation to the Bank or to any other lender at any time giving effect to all applicable grace periods; (i) the occurrence of a material adverse change in the assets or financial condition of the undersigned from that which exists on the date hereof; (j) failure on request to furnish any financial information or to permit inspection of the books and records of the undersigned; (k) any warranty, representation or statement in any application, statement or agreement with the Bank which proves false in any material respect, (l) default in the observance or performance of any material covenant or agreement of the undersigned herein or in any other agreement between the Bank and the undersigned giving effect to all applicable grace periods; or (m) any of the foregoing events (other than the event described in clause (a)) shall occur with respect to any guarantor of the undersigned's obligations hereunder then this Note shall, at the sole option of the Bank, become due and payable without notice or demand; provided, however, if an event described in clause (b), clause
(c) or clause (d) above occurs, this Note shall automatically become due and payable.

         Upon the occurrence and during the continuance of an Event of Default, the Bank shall be entitled to setoff against and apply to the payment hereof the balance of any account or accounts maintained with the Bank by the undersigned and to exercise any other right or remedy granted hereunder, or under any agreement between the undersigned and the Bank or available at law or in equity, including, but not limited to, the rights and remedies of a secured party under the New York Uniform Commercial Code. The failure by the Bank at any time to exerciseany such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Bank hereunder or under any agreement between the undersigned and the Bank or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Bank from time to time and as often as may be necessary in the sole and absolute discretion of the Bank.

         The undersigned agrees to pay, on demand, all of the Bank's costs and expenses, including reasonable counsel fees (whether in-house or outside counsel), in connection with the collection of any amounts due to the Bank hereunder or in connection with the enforcement of the Bank's rights under this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict or choice of laws.

         THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NASSAU OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE UNDERSIGNED AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS THAT THE UNDERSIGNED SHALL HAVE NOTIFIED THE BANK IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

         Neither the undersigned nor any affiliate of the undersigned shall use any portion of the proceeds of the Loans, nor have any Letter of Credit issued, either directly or indirectly, for the purpose of purchasing any securities underwritten by ABN AMRO Inc., an affiliate of the Bank.

         The undersigned and the Bank hereby agree and acknowledge that any and all information relating to the undersigned which is furnished by the undersigned to the Bank (or to any affiliate of the Bank), and which is non-public, confidential or proprietary in nature, shall be kept confidential by the Bank or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to the undersigned may be distributed by the Bank or such affiliate (a) to the Bank's or such affiliate's directors, officers, employees, attorneys, affiliates, attorneys, auditors and regulators, and (b) upon the order of a court or other governmental agency having jurisdiction over the Bank or such affiliate, to any other party. The undersigned and the Bank further agree that this provision shall survive the termination of this Note.

         The Bank shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Bank, and if so given by the Bank, shall be effective only in the specific instance in which given. The undersigned acknowledges that this Note and the undersigned's obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the undersigned under this Note. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the undersigned's obligations hereunder.

         In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         The undersigned hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

         As used herein the following terms shall have the following meanings:

         "Bank" shall be deemed to include the Bank, its successors and assigns and any holder hereof.

         "Business Day" means (a) a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close and (b) relative to the date of (i) continuing an Advance as, or converting an Advance to, a Eurodollar Advance, (ii) making any payment or prepayment of principal of or payment of interest on a Eurodollar Advance, or
(iii) the undersigned giving any notice (or the number of Business Days to elapse prior to the effectiveness thereof) in connection with any matter referred to in (b)(i) or (b)(ii), any day on which dealings in U.S. dollars are carried on in the London interbank eurodollar market.

         "Eurocurrency Reserve Requirement" means for any day as applied to a Eurodollar Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto), as from time to time hereafter in effect, dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such system.

         "Interest Period" with respect to any Eurodollar Advance means:

               (a) Initially, the period commencing on the date such Eurodollar Advance is made and ending one, two or three months thereafter; and

               (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Advance and ending one, two or three months thereafter, as selected by the undersigned by irrevocable written notice to the Bank not less than three (3) Business Days prior to the last day of the then current Interest Period with respect to such Eurodollar Advance; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (i) if any Interest Period pertaining to a Eurodollar Advance would otherwise end on a day which is not a Business Day, the Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) if the undersigned shall fail to give notice as provided in clause (b) above, the undersigned shall be deemed to have requested conversion of the affected Eurodollar Advance to a Prime Rate Advance on the last day of the then current Interest Period with respect thereto;

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (iv) no Interest Period may be selected which ends later than the Maturity Date.

         "Prime Rate" shall mean a fluctuating rate per annum equal to the rate of interest publicly announced by the Bank at its principal office from time to time as its Prime Rate. Any change in the Prime Rate shall be effective on the date such change is announced by the Bank.

         "Reserve Adjusted Libor" shall mean with respect to the Interest Period pertaining to a Eurodollar Advance, the rate per annum equal to the quotient (rounded upwards to the next higher 1/16 of one percent) of (a) the annual rate of interest at which dollar deposits of an amount comparable to the amount of such Loan and for a period equal to the Interest Period applicable thereto are offered to the Bank in the London interbank market at approximately 11:00 a.m. (London time) on the second Business Day prior to the beginning of such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Requirement.

         "Undersigned" shall mean, if this Note is signed by more than one party, unless otherwise stated herein, shall mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking. The Bank may proceed against one or more of the undersigned at one time or from time to time as it elects in its sole and absolute discretion.

         In the event that the Bank shall have determined (which determination shall be conclusive and binding upon the undersigned) that, by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the Reserve Adjusted Libor for any requested Interest Period or with respect to the continuation of a Eurodollar Advance beyond the expiration of the then current Interest Period with respect thereto, the Bank shall forthwith give notice of such determination, confirmed in writing, to the undersigned. If such notice is given, any outstanding Eurodollar Advance shall be converted, on the last day of the then current Interest Period with respect thereto, to a Prime Rate Advance. Such notice shall be withdrawn by the Bank when the Bank shall determine that adequate and reasonable means exist for ascertaining Reserve Adjusted Libor.

         Notwithstanding anything to the contrary contained elsewhere in this Note, if any change after the date hereof in law, rule, regulation, guideline or order or in the interpretation thereof by any governmental authority charged with the administration thereof, shall make it unlawful for the Bank to make or maintain any Advance as a Eurodollar Advance, then, by written notice to the undersigned, the Bank may require that the Eurodollar Advance be converted to a Prime Rate Advance, whereupon the Eurodollar Advance shall be automatically converted to a Prime Rate Advance as of the date of such notice to the undersigned.

         In the event that any change in applicable law or regulation, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall impose on or deem applicable to the Bank any reserve requirements against this Note or the Line or impose upon the Bank any other costs or assessments, the undersigned shall pay to the Bank on demand an amount sufficient to compensate the Bank for the additional cost resulting from the maintenance or imposition of such reserves, costs or assessments.

         Any consents, agreements, instructions or requests pertaining to any matter in connection with this Note, signed by any one of the undersigned, shall be binding upon all of the undersigned. This Note shall bind the respective successors, heirs or representatives of the undersigned. This Note and the Line shall not be assigned by the undersigned without the Bank's prior written consent.

         IN WITNESS WHEREOF, the undersigned has duly executed this Note the day and year first above written.




         Witness:_________________       AMERICAN TECHNICAL CERAMICS CORP.

             /S/ James D. Riley

                                              By:   /S/ ANDREW R. PERZ
                                                    ------------------
                                              Name:  Andrew R. Perz
                                              Title:  Vice President, Controller



Borrower's Address:
One Norden Lane
Huntington Station, NY 11746

[GRAPHIC OMITTED]

                                             MASTER NOTE (EURODOLLAR/PRIME RATE)
--------------------------------------------------------------------------------

$5,000,000                                                  DATE:    MAY 8, 2001

         FOR VALUE RECEIVED, the undersigned, a Delaware corporation, promises to pay to the order of EUROPEAN AMERICAN BANK (the "Bank"), on or before January 31, 2002 (the "Maturity Date"), the sum of Five Million Dollars ($5,000,000), or, if less, the aggregate unpaid principal amount of all advances made by the Bank pursuant to the line of credit (each an "Advance" and collectively, the "Advances"), not to exceed an aggregate principal amount at any one time outstanding of Five Million Dollars ($5,000,000), available to the undersigned hereunder (the "Line") together with interest thereon as set forth herein.

         Each Advance hereunder which is a Eurodollar Advance (as defined below) shall bear interest on the unpaid principal amount thereof for the Interest Period applicable thereto at a rate per annum equal to the Reserve Adjusted Libor determined for each Interest Period therefor in accordance with the terms of this Note plus a margin of 150 basis points. Each Advance which is a Prime Rate Advance (as defined below) shall bear interest on the unpaid principal amount thereof from the date thereof until payment of such Prime Rate Advance in full at a fluctuating rate per annum equal to the Prime Rate. The undersigned shall notify the Bank not later than 12 noon three Business Days prior to each Advance hereunder which the undersigned requests to maintain at a rate of interest based on Reserve Adjusted Libor (a "Eurodollar Advance"), and not later than 12 noon on the date of each Advance which the undersigned requests to maintain at a rate of interest based on the Prime Rate (a "Prime Rate Advance"). All requests for Advances shall be irrevocable and shall be in the minimum amount of $100,000 with respect to each Prime Rate Advance and $250,000 with respect to each Eurodollar Advance. Each request by the undersigned for an Advance hereunder shall specify whether the requested Advance is a Eurodollar Advance or a Prime Rate Advance, the proposed date to fund the Advance, and if a Eurodollar Advance is requested, the Interest Period applicable thereto.

         Any Eurodollar Advance may be continued as a Eurodollar Advance upon expiration of an Interest Period with respect thereto by complying with the notice provisions contained in the definition of Interest Period; provided, however, that no Eurodollar Advance may be continued as such when any Event of Default or event which upon notice, passage of time or both would constitute an Event of Default has occurred and is continuing but shall be automatically converted to a Prime Rate Advance on the last date of the Interest Period in effect when the Bank is notified of such default or Event of Default.

         The undersigned may elect from time to time to convert outstanding Eurodollar Advances to Prime Rate Advances by giving the Bank at least three Business Days prior irrevocable notice of such election; provided that any conversion of a Eurodollar Advance may be made only on the last day of an Interest Period with respect thereto. The undersigned may elect from time to time to convert an outstanding Prime Rate Advance to a Eurodollar Advance by giving the Bank irrevocable written notice of such election not later than 12 noon, three Business Days prior to the date of the proposed conversion and further provided that (i) the conversion shall be in the minimum principal amount of $250,000 and (ii) no Event of Default or event upon notice, passage of time or both would constitute an Event of Default shall have occurred and be continuing. Notwithstanding the foregoing, no Advance may be converted to or continued as a Eurodollar Advance if the Interest Period would extend beyond the Maturity Date.

         If no Event of Default exists under this Note six (6) months after the date of the first Advance under the Line and on the Maturity Date, then the unpaid principal balance then outstanding shall be converted to a term loan (the "Term Loan") upon the prompt execution by the undersigned of the Bank's standard Commercial Term Note. Each Term Loan shall have a term of five (5) years, shall bear interest at either the Prime Rate Advance or the Eurodollar Advance Rate and shall be payable in equal consecutive monthly installments of principal, plus interest.


-----------
         This note provides that interest be paid monthly in respect of Prime Rate Advances and on the last day of an Interest Period in respect of Eurodollar Advances.

         Interest in respect of Prime Rate Advances shall be payable on the first day of each month commencing on the first such date to occur after the date the Advance is made, and on the Maturity Date. Interest in respect of Eurodollar Advances shall be payable on the last day of the Interest Period in respect thereof. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. All payments hereunder shall be payable in immediately available funds in lawful money of the United States. Any payment of principal of or interest payable hereunder which is not paid when due, whether at maturity, by acceleration, or otherwise, shall bear interest from the date due until paid in full at a rate per annum equal to three percent (3%) above the rate otherwise payable with respect thereto.

         All requests for advances shall be irrevocable and must be received by the Bank no later than 12:00 noon on the date of the proposed advance. The Bank may act without liability upon the basis of telephonic notice believed by the Bank in good faith to be from the undersigned. The undersigned shall immediately confirm to the Bank in writing each telephonic notice. All advances under the Line are at the Bank's sole and absolute discretion and the Bank, at its option and in its sole and absolute discretion and without notice to the undersigned, may decline to make any advance requested by the undersigned.

         Subject to the terms and conditions hereof and the terms and conditions set forth in any agreement in writing between the Bank and the undersigned, the undersigned may borrow, repay in whole or in part, and reborrow on a revolving basis, up to the maximum amount of the Line. Prime Rate Advances may be prepaid without premium or penalty together with accrued interest thereon to and including the date of prepayment. Eurodollar Advances may be prepaid without premium or penalty (except as provided in the next succeeding paragraph) together with accrued interest thereon to and including the date of prepayment, provided such prepayment date must be the last day of the then current Interest Period of such Advance. The Bank shall maintain its records to reflect the amount and date of each advance and of each payment of principal and interest thereon. All such records shall, absent manifest error, be conclusive as to the outstanding principal amount hereof; provided, however, that the failure to make any notation to the Bank's records shall not limit or otherwise affect the obligations of the undersigned to repay each advance made by the Bank, in accordance with the terms hereof.

         The undersigned agrees to indemnify the Bank and hold the Bank harmless from any loss or expense which the Bank may sustain or incur, including without limitation, interest or fees payable by the Bank to lenders of funds obtained by it in order to maintain a Eurodollar Advance hereunder, as a consequence of (a) default by the undersigned in payment of the principal amount of or interest on a Eurodollar Advance, (b) default by the undersigned in making any prepayment of a Eurodollar Advance after the undersigned gives notice in accordance with this Note and/or (c) the making of any payment of a Eurodollar Advance on a day which is not the last day of the then applicable Interest Period with respect thereto. When claiming indemnification under this paragraph, the Bank shall provide to the undersigned a statement explaining the amount of any such loss or expense which statement shall in the absence of manifest error be conclusive with respect to the undersigned. The indemnity obligations hereunder shall survive payment in full of the Note.

         As security for the payment of this Note, the undersigned grants to the Bank a right of setoff against, a continuing security interest in, and an assignment and pledge of all moneys, deposits (general or special), securities and other property of the undersigned and the proceeds thereof, now or hereafter held by the Bank on deposit, in safekeeping, in transit or otherwise, at any time credited by or due from the Bank to the undersigned, or in which the undersigned shall have an interest.

         Upon the occurrence and continuance of any of the following (each an "Event of Default"): (a) default in the payment when due of any amount hereunder; (b) filing by or against the undersigned of a petition commencing any proceeding under any bankruptcy, reorganization, rearrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect which is not stayed or dismissed within 45 days; (c) making by the undersigned of an assignment for the benefit of creditors; (d) petitioning or applying to any tribunal for the appointment of a custodian, receiver or trustee for the undersigned or for a substantial part of its assets;
(e) death or incapacity of the undersigned (if an individual); (f) entry of any judgment or order of attachment, injunction or governmental tax lien or levy issued against the undersigned or against any property of the undersigned involving $1,000,000 or more in the aggregate; (g) consent by the undersigned to assume, suffer or allow to exist, without the prior written consent of the Bank, any lien, mortgage, assignment or other encumbrance on any of its assets or personal property, now owned or hereafter acquired, except those liens, mortgages, assignments or other encumbrances in existence on the date hereof and consented to in writing by the Bank; (h) default in the punctual payment or performance of this or any other obligation to the Bank or to any other lender at any time giving effect to all applicable grace periods; (i) the occurrence of a material adverse change in the assets or financial condition of the undersigned from that which exists on the date hereof; (j) failure on request to furnish any financial information or to permit inspection of the books and records of the undersigned; (k) any warranty, representation or statement in any application, statement or agreement with the Bank which proves false in any material respect, (l) default in the observance or performance of any material covenant or agreement of the undersigned herein or in any other agreement between the Bank and the undersigned giving effect to all applicable grace periods; or (m) any of the foregoing events (other than the event described in clause (a)) shall occur with respect to any guarantor of the undersigned's obligations hereunder then this Note shall, at the sole option of the Bank, become due and payable without notice or demand;

provided, however, if an event described in clause (b), clause (c) or clause (d) above occurs, this Note shall automatically become due and payable.

         Upon the occurrence and during the continuance of an Event of Default, the Bank shall be entitled to setoff against and apply to the payment hereof the balance of any account or accounts maintained with the Bank by the undersigned and to exercise any other right or remedy granted hereunder, or under any agreement between the undersigned and the Bank or available at law or in equity, including, but not limited to, the rights and remedies of a secured party under the New York Uniform Commercial Code. The failure by the Bank at any time to exerciseany such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Bank hereunder or under any agreement between the undersigned and the Bank or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Bank from time to time and as often as may be necessary in the sole and absolute discretion of the Bank.

         The undersigned agrees to pay, on demand, all of the Bank's costs and expenses, including reasonable counsel fees (whether in-house or outside counsel), in connection with the collection of any amounts due to the Bank hereunder or in connection with the enforcement of the Bank's rights under this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict or choice of laws.

         THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NASSAU OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE UNDERSIGNED AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS THAT THE UNDERSIGNED SHALL HAVE NOTIFIED THE BANK IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

         Neither the undersigned nor any affiliate of the undersigned shall use any portion of the proceeds of the Loans, nor have any Letter of Credit issued, either directly or indirectly, for the purpose of purchasing any securities underwritten by ABN AMRO Inc., an affiliate of the Bank.

         The undersigned and the Bank hereby agree and acknowledge that any and all information relating to the undersigned which is furnished by the undersigned to the Bank (or to any affiliate of the Bank), and which is non-public, confidential or proprietary in nature, shall be kept confidential by the Bank or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to the undersigned may be distributed by the Bank or such affiliate (a) to the Bank's or such affiliate's directors, officers, employees, attorneys, affiliates, attorneys, auditors and regulators, and (b) upon the order of a court or other governmental agency having jurisdiction over the Bank or such affiliate, to any other party. The undersigned and the Bank further agree that this provision shall survive the termination of this Note.

         The Bank shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Bank, and if so given by the Bank, shall be effective only in the specific instance in which given. The undersigned acknowledges that this Note and the undersigned's obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the undersigned under this Note. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the undersigned's obligations hereunder.

         In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         The undersigned hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

         As used herein the following terms shall have the following meanings:

         "Bank" shall be deemed to include the Bank, its successors and assigns and any holder hereof.

         "Business Day" means (a) a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close and (b) relative to the date of (i) continuing an Advance as, or converting an Advance to, a Eurodollar Advance, (ii) making any payment or prepayment of principal of or payment of interest on a Eurodollar Advance, or
(iii) the undersigned giving any notice (or the number of Business Days to elapse prior to the effectiveness thereof) in connection with any matter referred to in (b)(i) or (b)(ii), any day on which dealings in U.S. dollars are carried on in the London interbank eurodollar market.

         "Eurocurrency Reserve Requirement" means for any day as applied to a Eurodollar Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto), as from time to time hereafter in effect, dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such system.

         "Interest Period" with respect to any Eurodollar Advance means:

               (a) Initially, the period commencing on the date such Eurodollar Advance is made and ending one, two or three months thereafter; and

               (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Advance and ending one, two or three months thereafter, as selected by the undersigned by irrevocable written notice to the Bank not less than three (3) Business Days prior to the last day of the then current Interest Period with respect to such Eurodollar Advance; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (i) if any Interest Period pertaining to a Eurodollar Advance would otherwise end on a day which is not a Business Day, the Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) if the undersigned shall fail to give notice as provided in clause (b) above, the undersigned shall be deemed to have requested conversion of the affected Eurodollar Advance to a Prime Rate Advance on the last day of the then current Interest Period with respect thereto;

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (iv) no Interest Period may be selected which ends later than the Maturity Date.

         "Prime Rate" shall mean a fluctuating rate per annum equal to the rate of interest publicly announced by the Bank at its principal office from time to time as its Prime Rate. Any change in the Prime Rate shall be effective on the date such change is announced by the Bank.

         "Reserve Adjusted Libor" shall mean with respect to the Interest Period pertaining to a Eurodollar Advance, the rate per annum equal to the quotient (rounded upwards to the next higher 1/16 of one percent) of (a) the annual rate of interest at which dollar deposits of an amount comparable to the amount of such Loan and for a period equal to the Interest Period applicable thereto are offered to the Bank in the London interbank market at approximately 11:00 a.m. (London time) on the second Business Day prior to the beginning of such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Requirement.

         "Undersigned" shall mean, if this Note is signed by more than one party, unless otherwise stated herein, shall mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking. The Bank may proceed against one or more of the undersigned at one time or from time to time as it elects in its sole and absolute discretion.

         In the event that the Bank shall have determined (which determination shall be conclusive and binding upon the undersigned) that, by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the Reserve Adjusted Libor for any requested Interest Period or with respect to the continuation of a Eurodollar Advance beyond the expiration of the then current Interest Period with respect thereto, the Bank shall forthwith give notice of such determination, confirmed in writing, to the undersigned. If such notice is given, any outstanding Eurodollar Advance shall be converted, on the last day of the then current Interest Period with respect thereto, to a Prime Rate Advance. Such notice shall be withdrawn by the Bank when the Bank shall determine that adequate and reasonable means exist for ascertaining Reserve Adjusted Libor.

         Notwithstanding anything to the contrary contained elsewhere in this Note, if any change after the date hereof in law, rule, regulation, guideline or order or in the interpretation thereof by any governmental authority charged with the administration thereof, shall make it unlawful for the Bank to make or maintain any Advance as a Eurodollar Advance, then, by written notice to the undersigned, the Bank may require that the Eurodollar Advance be converted to a Prime Rate Advance, whereupon the Eurodollar Advance shall be automatically converted to a Prime Rate Advance as of the date of such notice to the undersigned.

         In the event that any change in applicable law or regulation, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall impose on or deem applicable to the Bank any reserve requirements against this Note or the Line or impose upon the Bank any other costs or assessments, the undersigned shall pay to the Bank on demand an amount sufficient to compensate the Bank for the additional cost resulting from the maintenance or imposition of such reserves, costs or assessments.

         Any consents, agreements, instructions or requests pertaining to any matter in connection with this Note, signed by any one of the undersigned, shall be binding upon all of the undersigned. This Note shall bind the respective successors, heirs or representatives of the undersigned. This Note and the Line shall not be assigned by the undersigned without the Bank's prior written consent.

         IN WITNESS WHEREOF, the undersigned has duly executed this Note the day and year first above written.




         Witness:________________________   AMERICAN TECHNICAL CERAMICS CORP.


                 /S/ James D. Riley            By: /S/ ANDREW R. PERZ
                 ------------------                ------------------
                                               Name:  Andrew R. Perz
                                               Title: Vice President, Controller



Borrower's Address:
One Norden lane
Huntington, New York 11746